SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ______________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  July 31, 2000

                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.
                      ____________________________________
         (Exact name of registrant as specified in its charter)

  New Jersey                      33-27399                         22-2469174
 (State or other                (Commission                       (IRS Employer
 jurisdiction of                File Number)                      Identification
  incorporation)                                                     Number)

    Indiana Avenue & the Boardwalk
    Atlantic City, New Jersey                                  08401
   (Address of principal executive offices)                 (Zip Code)

                         Registrant's telephone number,
                       Including area code: (609) 340-3400








     This Current Report contains 17 pages.

          Item 5.  Other Events

          On October 5, 1999, Atlantic City Boardwalk Partnership, L.P. (the "Partnership") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey under Chapter 11 of the United States Bankruptcy Code.

          The Partnership owns the land, buildings, parking facility and non-gaming depreciable, tangible property (collectively, "Hotel Assets") of The Claridge Hotel and Casino ("Claridge") located in Atlantic City, New Jersey. The Partnership leases the Hotel Assets to The Claridge at Park Place, Incorporated ("New Claridge"), a wholly-owned subsidiary of The Claridge Hotel and Casino Corporation ("Corporation"), under operating leases.

          Following its bankruptcy filing, the Partnership sent a no-action request letter to the Securities and Exchange Commission seeking concurrence of the staff that it would take no enforcement action against the Partnership if it modified its reporting requirements in light of the Partnership's financial situation and lack of trading activity in its securities. The Partnership is filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-K and 10-Q.

          The Claridge, New Claridge and the Partnership filed a Joint Disclosure Statement and Plan of Reorganization with the Bankruptcy Court. A hearing on the adequacy of the Disclosure Statement was held on March 21, 2000. A first amendment to the Plan and Disclosure Statement was filed on the hearing date. At that hearing, certain further modifications to the Plan and Disclosure Statement were suggested. It is anticipated that a further amendment will be filed shortly and, if approved by the Bankruptcy Court, circulated to creditors for a vote.

     Item 7.  Exhibits

         99.1 United States Trustee Report of the Partnership for July 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.

                                    By:  /s/Anthony C. Atchley
                                         Anthony C. Atchley, General Partner

     Dated:

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:      Atlantic City Boardwalk Associates, L.P.

Case Number:      99-18903 JHW

For the month of:  August 2000


-------------------------------------------------------------------- --------------- --------------- -----------------
                                                                     Document        Previously      Explanation
Required Documents                                                   Attached        Submitted       Attached
-------------------------------------------------------------------- --------------- --------------- -----------------

1.              Income Statement                                     (X)             ( )              (  )
2.              Balance Sheet                                        (X)             ( )              (  )
3.              Statement of Cash Receipts and Disbursement          (X)             ( )              (  )
4.              Statement of Aged Receivables                        (X)             ( )              (  )
5.              Statement of Aged Payables                           (X)             ( )              (  )
6.              Statement of Operations, Taxes, Insurance and        (X)             ( )              (  )
                Personnel

7.              Tax Receipts                                         (X)             ( )              (  )

8.              Other documents/reports as                           (X)             ( )              (  )
                required by the U.S. Trustee:
                Bank statements
                ----------------------------------------------------
                ----------------------------------------------------

Note:

The  undersigned  individuals  certifies  under  penalty of  perjury  (28 U.S.C.
Section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By:/s/Anthony C. Atchley
   ___________________________________              Dated: November   , 2000
   Anthony C. Atchley, General Partner
   Title of Debtor Representative

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                INCOME STATEMENT

                         For the Month Ending:  08/31/2000

Debtor Name: Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

                                                            Current                               Prior
                                                            Month                                 Month

Accrued Operating Leases                                    210,899                                128,058
                                              ------------------------------------     ------------------------------
Less:  Returns and Allowances
                                              ------------------------------------     ------------------------------
Accrued Operating Leases                                    210,899                                128,058
                                              ------------------------------------     ------------------------------
Cost of Sales: (1)
                                              ------------------------------------     ------------------------------
  Beginning Inventory
                                              ------------------------------------     ------------------------------
  Add:  Purchases
                                              ------------------------------------     ------------------------------
  Less:  Ending Inventory
                                              ------------------------------------     ------------------------------
Cost of Goods Sold
                                              ------------------------------------     ------------------------------
Other Operating Expenses:
  Facilities and Maintenance Exp.
                                             -------------------------------------     ------------------------------
  Officers Salaries                                            10,833                              10,833
                                             -------------------------------------     ------------------------------
  Direct Labor/Salaries                                         1,200                                 660
                                             -------------------------------------     ------------------------------
  Benefits/Payroll Taxes                                          118                                 134
                                             -------------------------------------     ------------------------------
  Supplies
                                             -------------------------------------     ------------------------------
  Insurance
                                             -------------------------------------     ------------------------------
  Rent                                                            993                                 993
                                             -------------------------------------     ------------------------------
  Depreciation                                                161,049                             161,049
                                             -------------------------------------     ------------------------------
  General & Administrative                                     59,318                              54,137
                                             -------------------------------------     ------------------------------
Net Operating Profit (Loss)                                   (22,612)                            (99,748)
                                             -------------------------------------     ------------------------------



                                                            Current                                     Prior
                                                             Month                                      Month
Add:  Other Income(2)                                       15,912(a)                                  15,788(a)
                                                 ------------------------------          -------------------------------------
Less:  Other Expenses
                                                 ------------------------------          -------------------------------------
  Interest Expense                                        (105,739)                                  (105,757)
                                                 ------------------------------          -------------------------------------
   Other(3)
                                                 ------------------------------          -------------------------------------
Total Other Expenses                                      (105,739)                                  (105,757)
                                                 ------------------------------          -------------------------------------
  Gain (Loss) Sale of Assets
                                                 ------------------------------          -------------------------------------
Profit (Loss) Before Taxes                                (112,439)                                  (189,717)
                                                 ------------------------------          -------------------------------------
Income Taxes
                                                 ------------------------------          -------------------------------------

Net Profit (Loss)                                         (112,439)                                  (189,717)
                                                 ------------------------------          -------------------------------------

--------------------------------------------------------------------------------

1. If perpetual inventory records are not maintained, use of the prior period gross percentage is acceptable but must be disclosed.

2.       Identify the source if the amount is $500.00 or more.

         (a)   Other Income:                         Current Month   Prior Month

               Interest income - amortization
               of discount on receivable from
               the Sands                               8,464             $8,672

               Interest received on $1,500,000
               held in escrow                          7,448              7,116
                                                  -----------            ------
                                                      15,912             15,788
                                                  ===========            ======

3.       Provide details on "other" expenses over $500.00.


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          BALANCE SHEET As of 08/31/2000

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

ASSETS                                                                Current Month                  Prior Month
Current Assets
                 Cash                                                     96,714                        113,069
                                                          -------------------------------       ------------------------------------
                 Restricted Cash in Escrow                             1,523,737                      1,516,289
                                                          -------------------------------       ------------------------------------
                 Restricted Cash Collateral                            1,669,106                      1,458,207
                                                          -------------------------------       ------------------------------------
                 Accounts Receivable                                   1,778,310                      1,778,310
                                                          -------------------------------       ------------------------------------
                 Notes Receivable
                                                          -------------------------------       ------------------------------------
                 Other (attach list)                                     449,464(a)                     399,464(a)
                                                          -------------------------------       ------------------------------------
Total Current Assets                                                   5,517,331                      5,265,339
                                                          -------------------------------       ------------------------------------

Fixed Assets
                                                          -------------------------------       ------------------------------------
                Property and Equipment                               197,339,350                    197,339,350
                                                          -------------------------------       ------------------------------------
                Accumulated Depreciation                            (182,560,270)                  (182,399,317)
                                                          -------------------------------       ------------------------------------
Total Fixed Assets                                                    14,779,080                     14,940,033
                                                          -------------------------------       ------------------------------------
                Other Assets (attach list)                            25,974,701(b)                  26,016,333(b)
                                                          -------------------------------       ------------------------------------
TOTAL ASSETS                                                          46,271,112                     46,221,705
                                                          -------------------------------       ------------------------------------

LIABILITIES
Post-petition Liabilities:

                Accounts Payable                                         466,190                        408,025
                                                          -------------------------------       ------------------------------------
                Notes Payable
                                                          -------------------------------       ------------------------------------
                Rents & Leases Payable
                                                          -------------------------------       ------------------------------------
                Taxes Payable
                                                          -------------------------------       ------------------------------------
                Accrued Interest
                                                          -------------------------------       ------------------------------------
                Other:
                                                          -------------------------------       ------------------------------------
Total Post-petition Liabilities:                                         466,190                        408,025
                                                          -------------------------------       ------------------------------------
Pre-petition Liabilities

             Unsecured Debt                                               29,000                         29,000
                                                          -------------------------------       ------------------------------------
             Notes Payable-Secured                                    88,104,749                     88,001,068
                                                          -------------------------------       ------------------------------------
             Other Debt (priority claims)
                                                          -------------------------------       ------------------------------------
                      Taxes                               -------------------------------       ------------------------------------
                      Wages
                                                          -------------------------------       ------------------------------------
                      Deposits
                                                          -------------------------------       ------------------------------------
             Other:
                                    -----------------     -------------------------------       ------------------------------------
Total Pre-petition Liabilities                                        88,133,749                     88,030,068
                                                          -------------------------------       -----------------------------------
TOTAL LIABILITIES                                                     88,599,939                     88,438,093
                                                          -------------------------------       ------------------------------------



OWNER EQUITY (DEFICIT)

                      Preferred Stock
                                                          -------------------------------       ------------------------------------
                      Common Stock
                                                          -------------------------------       ------------------------------------
                      Capital Surplus
                                                          -------------------------------       ------------------------------------
                      Retained Earnings
                                                          -------------------------------       ------------------------------------

PARTNERS' INVESTMENT (DEFICIT)                                       (42,328,827)                    (42,216,388)
                                                          -------------------------------       ------------------------------------

TOTAL OWNER EQUITY
  (NET WORTH)                                                        (42,328,827)                    (42,216,388)
                                                         ================================      =====================================

TOTAL LIABILITIES AND
  OWNER EQUITY                                                        46,271,112                      46,221,705
------------------------------------------------------   ================================      =====================================

NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market

4. Identify any changes in stock holdings of "insiders" during the reporting period.


(a)        Other Current Assets:
           --------------------

                                                                  Current         Prior
                                                                  Month           Month


           Contingent set-off to Wrap debt
           from Admin. Bldg. Transaction                          200,000          150,000
           Prepaid professional fees                               30,419           30,419
           Receivable from Claridge -
             refund of Closing Fees
             paid in connection with
             sale of Admin. Bldg.                                                   18,401
           Simplex lease deposit                                   18,401           10,860
           AT&T Deposit                                               550              550
           Masco rent deposit                                         964              964
           Interest receivable - Partner Notes                     33,697           33,697
           Other Facilities and Maintenance Assets                154,573          154,573
                                                                  -------          -------
                                                                $ 449,464        $ 399,464
                                                                =========        =========
(b)      Other Non-Current Assets:
         -------------------------

           Deferred Rent from Claridge at Park Place         $ 16,177,500        16,177,500
           Note Receivable and Accrued Int-Claridge
              at Park Place                                     8,154,000         8,154,000
           Receivable from the Sands, net of
              unamortized discount                              1,645,817         1,684,353
           Intangible Assets, Net of Amortization                     384               480
                                                             -------------        ---------
                                                             $ 25,974,701      $ 26,016,333
                                                             ============      ============

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 8/31/2000

Debtor Name: Atlantic City Boardwalk      Account Name:  Atlantic City Boardwalk
             Associates, L.P.                            Associates, L.P.
Case Number: 99-18903 JHW                 Debtor in Possession Account
                                          Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

      Date               Description (Source)                            Amount

    8/1/00               Beginning Cash Balance                     $ 112,884.91
                                                                     -----------

                                Total Cash Receipts                 $       0.00
                                                                     -----------
--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)


   Date               Check No.      Payee                                 Description                     Amount


8/1/00                 1137          Anthony C. Atchley               Gen'l Partnee Fee                    5,416.67
8/1/00                 1138          Gerald C. Heetland               Gen'l Partner Fee                    5,416.67
8/1/00                 1139          U.S. Trustee                     Bankruptcy Fee                         750.00
8/10/00                1140          Sprint                           Telephone                              136.40
8/10/00                1141          Federal Express                  Delivery                                88.99
8/10/00                1142          All-Pro Cleaing Services         Cleaning                                50.00
8/15/00                1143          Masco Properties                 Office Rent                            992.85
8/30/00                1144          Diebold Credit Corporation       Lease Payment                        2,057.20
8/30/00                1145          Nevada Power Company             Utilities                              127.89

                                                                                                        -----------
     Total Cash Disbursements                                                                           $(15,036.67)
                                                                                                        -----------

Adjustments (explain)


8/29/00             Transfer to DIP Payroll Acct.                                                        (1,300.00)
                                                                                                         ----------
             Total Adjustments                                                                         $ (1,300.00)
                                                                                                          ========
Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                                     $ 96,548.24
                                                                                                        ==========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 8/31/2000

Debtor Name: Atlantic City Boardwalk   Account Name:  Atlantic City Boardwalk
               Associates, L.P.                           Associates, L.P.
Case Number: 99-18903 JHW              Debtor in Possession Payroll Account
                                       Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

    Date               Description (Source)                             Amount

    8/1/00            Beginning Cash Balance                        $   134.96
                                                                       -------
   8/29/00            Transfer from DIP Account                       1,300.00
                                                                     ---------
                         Total Cash Receipts                        $ 1,300.00
                                                                     ---------


--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)

  Date               Check No.          Payee                      Description                 Amount

8/30/00                  N/A        Barbara Constantine     Payroll                              (1,058.20)
8/30/00                  N/A        Qwik Pay                Payroll taxes and fees               (  259.80)
                                                                                                ----------
Total Cash Disbursements                                                                       $( 1,318.00)
                                                                                                ----------

Adjustments (explain)

                                                                                               $      0.00
                                                                                                ----------
Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                             $    116.96
                                                                                                ==========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 8/31/2000

Debtor Name: Atlantic City Boardwalk   Account Name:  Atlantic City Boardwalk
               Associates, L.P.                        Associates, L.P.
Case Number: 99-18903 JHW              Debtor in Possession Lease Escrow Account
                                       Depository:  Summit Bank


                                  CASH RECEIPTS
                    (attached additional sheets as necessary)


Date                    Description (Source)                            Amount

8/1/00                  Beginning Cash Balance                     $1,516,288.64

8/3/00                  Dividends received                         $    7,448.06
                                                                   -------------
                        Total Cash Receipts                        $    7,448.06
                                                                   -------------

________________________________________________________________________________

                               CASH DISBURSEMENTS
                    (attached additional sheets as necessary

Date            Check No.           Payee               Description       Amount
----            ---------           -----               -----------       ------

Total Cash Disbursements                                                    0.00
                                                                            ----
Adjustments (explain)                                                       0.00
                                                                            ----

Ending Cash Balance (must be reconcilable
to the bank statement for account cited above)                     $1,523,736.70
                                                                    ============

                                                                       Exhibit 6
--------------------------------------------------------------------------------
                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          STATEMENT OF AGED RECEIVABLES

                         For the Month Ending: 8/31/2000

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Due                 Current                Past Due                Past Due               Past Due
                                (0-30 Days)          (31-60 Days)            (61-90 Days)              (91+Days)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Pre-petition


    1,183,198                                                                                        1,183,198
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Post-petition


      595,112                                                                                          595,112
------------------------- ---------------------- ----------------------- ---------------------- ---------------------

Totals


    1,778,310                                                                                        1,778,310
------------------------- ----------------------- ---------------------- ---------------------  ---------------------

Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

All accounts receivable are due from Claridge at Park Place, Inc. CPPI is bankruptcy debtor under Chapter 11. Some of the prepetition receivables are being held in escrow pursuant to an Order of the Bankruptcy Court in the CPPI bankruptcy case.
--------------------------------------------------------------------------------


2. Provide details on all receivables due from any affiliate of debtor in an attachment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
                                                           ---------------------
1.  Opening Balance (total from prior report)                 $  1,778,310
                                                           ---------------------
2.  New Accounts this Month                                              0
                                                           ---------------------
3.  Balance (add lines 1 and 2)                                  1,778,310
                                                           ---------------------
4.  Amount Collected on Prior Accounts                                   0
                                                           ---------------------
5.  Closing Balance (subtract line 4 from line 3)             $  1,778,310

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES

                         For the Month Ending:  8/31/2000

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:   99-18903 JHW

-------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Account                                  Current             Past Due           Past Due            Past Due
Name:                 Description:       (0-30 Days)         (31-60 Days)       (61-90 Days)        (91+Days)

A/P                   Other               466,190

TOTALS                                    466,190
------------------- ------------------ ------------------- ------------------ ------------------- -------------------

You may combine all payables less than 30 days past due and show on one line.

Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.

ACCOUNTS PAYABLE RECONCILIATION:

1.       Opening Balance (total from prior report)                   $  408,025
2.       Total New Indebtedness Incurred This Month                      59,190
3.       Balance (add lines 1 and 2)                                    467,215
4.       Amount Paid on Prior Accounts Payable                          ( 1,025)
5.       Closing Balance (subtract line 4 from line 3)               $  466,190
                                                                      ----------

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

                         For the Month Ending:  8/31/2000

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number: 99-18903 JHW

1.  What  efforts  have  been  made  toward  the   preparation   of  a  plan  of
reorganization?

          The Debtor has filed an amended joint plan of reorganization and disclosure statement with the Claridge at Park Place, Inc. and the Claridge Hotel and Casino Corporation. On May 8, 2000, the Court approved the adequacy of the disclosure statement. The plan and disclosure statment have been distributed to creditors, and voted upon. The Debtor, in conjunction with the Claridge, is currently considering proposals for an alternative plan.


2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre petition unsecured debt, except as have been authorized by the Court?

           [ ] Yes             [X]  No

Identify amount, who was paid and date paid: -----------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary.)

          On December 21, 1999, the Bankruptcy Court entered a Stipulation and Order which provides, inter alia, for the payment of the Debtor's oeprating expenses through confirmation or termination of the case, subject to certain conditions and with approved budgets through June 30. Budgets for July and August were subsequently approved. An amended stipulation approving September through December is being circulated for approval.



4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the business.

         None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

On April 5, 2000, the Court authorized the sale, pursuant to section 363 of the Bankruptcy Code, of the Adjacent administrative building to the Sands Casino for the sum of $1.5 million, which is to be held in escrow, and $20 million in future rent abatements.

6.       STATUS OF TAXES


                              Amount Withheld or                                                Post-Petition Taxes
                              Accrued                   Amount Paid         Date Paid           Past Due
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FEDERAL TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FICA                                                        183.60            8/30/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Withholding                                                  50.00            8/30/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
STATE TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Labor &
Industries
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Employment Sec.                                               3.60            8/30/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Revenue
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
            B&O
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Sales
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Excise
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
OTHER TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
City Business
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
License
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Personal Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Real Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other (List)
----------------------------- ------------------------- ------------------- ------------------- ----------------------

Explain reason for any past due post-petition taxes:
--------------------------------------------------------------------------------

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7.  SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/ INSIDERS*

Payee Name                          Position                          Nature of Payment                Amount
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Anthony C. Atchley                  General Partner                   General Partner fee              5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Gerald C. Heetland                  General Partner                   General Partner fee              5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------

*List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.  SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
                                Appointment            Amount Paid           Date of Court          Aggregate        Estimated
                                Date                   This Month            Approval               Received         Balance Due
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Debtor's Counsel                10/29/99 nunc pro                                                    97,693.69           370,000
                                tunc to 10/5/99

------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
Creditors'                                                  $
Committee Counsel
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Trustee Counsel                                             $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Accountants                     10/29/99 nunc pro           $                                         5,465.06            95,000
                                tunc to 10/5/99
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Other:                                                      $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Identify fees accrued but not paid: Debtor's Counsel - $370,000; Accountants - $95,000


9. Explain any changes in insurance coverage which occurred during the reporting period.




10. PERSONNEL
---------------------------------------------- -------------------------------------------- ---------------------------------------
                                                                Full Time                                    Part Time
---------------------------------------------- -------------------------------------------- ----------------------------------------

Total number of employees at
beginning of period                                                                                             1
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number hired during the period                                                                                  0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number of terminated or resigned
during period                                                                                                   0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Total number of employees on payroll at                                                                         1
period end
--------------------------------------------- -------------------------------------------- -----------------------------------------

         Total payroll for the period $1200.00
                                      --------